EXHIBIT 10.1
Amendment No. 2 to Credit Agreement
This Amendment No. 2 to Credit Agreement, dated as of August 7, 2013 (this “Amendment”), to the Superpriority Secured Debtor-in-Possession Credit Agreement, dated as of July 9, 2012, as amended by Amendment No. 1 to Credit Agreement, dated as of August 7, 2012 (as the same may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) entered into among PATRIOT COAL CORPORATION, a Delaware corporation and a Debtor and Debtor-in-Possession under Chapter 11 of the Bankruptcy Code (the “Borrower”), the subsidiaries of the Borrower party thereto (the “Subsidiary Guarantors”), the institutions from time to time party thereto as Lenders (the “Lenders”), CITIBANK, N.A., as administrative agent for the Revolving Lenders and L/C Issuers and collateral agent for the Revolving Secured Parties (in such capacities, the “Revolving Administrative Agent”), CITIBANK, N.A., as administrative agent for the Term Lenders and collateral agent for the Term Secured Parties (in such capacities, the “Term Administrative Agent”, and, together with the Revolving Administrative Agent, the “Administrative Agent”), CITICORP NORTH AMERICA, INC., as L/C Issuer, BARCLAYS BANK PLC, NEW YORK BRANCH, as L/C Issuer, and BANK OF AMERICA, N.A., as L/C Issuer. Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement.
W i t n e s s e t h:
Whereas, the Borrower has requested that the Lenders amend the Credit Agreement in certain respects as set forth below; and
Whereas, the Lenders party hereto (constituting the Required Lenders) have agreed, subject to the terms and conditions hereinafter set forth, to (a) amend the Credit Agreement in certain respects and (b) grant a specified conditional waiver, in each case, as set forth below; and
Whereas, pursuant to, and subject to the exceptions set forth in, Section 10.05(b) of the Security Agreement, the Administrative Agent may at any time and from time to time and without consent of or notice to any “Second Out Term Secured Party” or “Revolving Secured Party” (as such terms are defined in the Security Agreement), among other things, (a) waive any “Default” or “Event of Default” under (and as defined in) the Second Out Facility, (b) amend or modify any or all of the provisions set forth in the Credit Agreement that are expressly incorporated by reference into the Second Out Facility, with the effect that such amendments, modifications, or substitutions shall be deemed incorporated by reference into the Second Out Facility or (c) amend, restate, supplement, modify, substitute, renew or replace any or all of the Loan Documents;
Now, Therefore, in consideration of the premises and the covenants and obligations contained herein, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
Section 1.    Amendments to the Credit Agreement
The Credit Agreement is, effective as of the Effective Date (as defined below), hereby amended as follows:
(a)    Section 6.24 shall be added to the Credit Agreement to read as follows:
“Section 6.24.     Committed Financing for Acceptable Reorganization Plan. On or prior to October 31, 2013, the Borrower shall submit to the Administrative Agent evidence of one or more executed, binding, and irrevocable commitments to finance the Acceptable Reorganization Plan filed on or prior to the Extension Date (as such plan may be amended, modified, or supplemented from time to time in a manner that does not adversely affect the Lenders) in an amount not less than the amount required to be financed thereunder, which commitment or commitments shall be binding on such financing source or sources through the Maturity Date and shall not be subject to conditions that cannot reasonably be satisfied prior to such date.”
(b)    Section 7.01(h) is hereby amended and restated in its entirety to read as follows:

“(h)    pledges or deposits in the ordinary course of business in connection with insurance and other social security legislation and deposits securing liability to insurance carriers under insurance or self-insurance arrangements;”
(c)    Section 7.11 is hereby amended and restated in its entirety to read as follows:
“Section 7.11.     Minimum Consolidated EBITDA. Permit Consolidated EBITDA of the Borrower and its Subsidiaries on a cumulative basis for each period beginning on June 1, 2012 and ending on each date set forth in the table below to be less than the amount set forth opposite such period:

Period Ending	Minimum Consolidated EBITDA (in millions)
October 31, 2012	$48.0
November 30, 2012	$49.0
December 31, 2012	$53.0
January 31, 2013	$61.0
February 28, 2013	$60.0
March 31, 2013	$67.0
April 30, 2013	$81.0
May 31, 2013	$94.0
June 30, 2013	$98.0
July 31, 2013	$70.6
August 31, 2013	$68.6
September 30, 2013	$65.2
October 31, 2013	$83.8
November 30, 2013	$94.6
December 31, 2013	$101.3”

(d)    Section 9.01(b) is hereby amended by adding “or 6.24” after the words “or 6.23” in clause (i) thereof.

Section 2.    Specified Conditional Waiver
Solely to the extent that any Default or Event of Default resulting from a breach of Section 7.11 of the Credit Agreement (or any failure to give notice thereof pursuant to Section 6.03(a) of the Credit Agreement) has occurred prior to the date hereof or occurs following the date hereof but prior to the Effective Date, in each case which would not have occurred had the Effective Date occurred prior to the occurrence of such Default or Event of Default (the “Waived Defaults”), immediately upon execution of this Amendment by the parties required by Section 3(a) and notwithstanding the fact that the Effective Date has not yet occurred, the Administrative Agent and the Required Lenders hereby waive the Waived Defaults, and pursuant to Section 10.05(b) of the Security Agreement, to the extent that any of the Waived Defaults also constitute a “Default” or an “Event of Default” under (and as defined in) the Second Out Facility, the Administrative Agent hereby waives each such “Default” and “Event of Default” under the Second Out Facility.
Notwithstanding anything to the contrary contained in this Section 2, the waivers with respect to the Credit Agreement and the Second Out Facility contained in this Section 2 shall be void ab initio if the Effective Date does not occur on or prior to August 22, 2013, at which time the Administrative Agent, the Lenders, and the Second Out Term Secured Parties (as defined in the Security Agreement) shall be entitled to exercise all of their rights, powers, and remedies as to the Waived Defaults as if the conditional waiver set forth in this Section 2 had never been granted.
Section 3.    Conditions Precedent to the Effectiveness of this Amendment
Subject to Section 2, the amendments set forth in Section 1 of this Amendment shall become effective (the “Effective Date”) when, and only when, each of the following conditions precedent shall have been satisfied or duly waived by the Administrative Agent and the Required Lenders party hereto:

(a)    the Administrative Agent shall have received this Amendment, duly executed by the Borrower, each Subsidiary Guarantor, the Administrative Agent and the Required Lenders;
(b)    the representations and warranties in Section 4 of this Amendment shall be true and correct on the Effective Date;
(c)    the Bankruptcy Court shall have entered one or more orders reasonably satisfactory in form and substance to the Administrative Agent authorizing (A) this Amendment, (B) the payment by the Borrower to the Administrative Agent of all fees referred to herein or in that certain Engagement Letter (the “Engagement Letter”) dated as of July 29, 2013 and (C) the payment by the Borrower of the Amendment Fees (as defined below), and such order or orders shall not have been reversed or vacated, and shall not be stayed on such day (inclusive of any stay otherwise applicable pursuant to Federal Rule of Bankruptcy Procedure 6004); and
(d)    the Borrower shall have paid to the Administrative Agent (A) all fees payable under the Engagement Letter, (B) for the account of each Lender that has executed and delivered a signature page hereto to the Administrative Agent no later than 5:00 p.m. (New York City time) on August 7, 2013, an amendment fee in an amount equal to (i) 1.50% of the aggregate principal amount of Term Loans and (ii) 0.50% of the aggregate principal amount of the Revolving Credit Commitments, in each case, of each such Lender as of the Effective Date (the “Amendment Fees”) and (C) all invoiced expenses (including the fees and expenses of counsel to the Administrative Agent) of the Administrative Agent incurred in connection with the preparation, negotiation and execution of this Amendment and other matters relating to the Loan Documents in accordance with Section 12.04 of the Credit Agreement.
Section 4.    Representations and Warranties
On and as of the date hereof and as of the Effective Date, after giving effect to this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and each Lender as follows:
(a)    this Amendment has been duly authorized, executed and delivered by each Loan Party and constitutes a legal, valid and binding obligation of each Loan Party, enforceable against them in accordance with its terms, and the Credit Agreement after giving effect to this Amendment constitutes the legal, valid and binding obligation of each Loan Party, enforceable against each Loan Party in accordance with its terms;
(b)    each of the representations and warranties contained in Article 5 (Representations and Warranties) of the Credit Agreement, the other Loan Documents or in any certificate, document or financial or other statement furnished at any time under or in connection therewith are true and correct in all material respects on and as of the date hereof and the Effective Date, in each case as if made on and as of such date (except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date); provided, however, that references therein to the “Credit Agreement” or, in the case of references contained in the Credit Agreement, “this Agreement” shall be deemed to refer to the Credit Agreement as amended hereby; and
(c)    after giving effect to this Amendment, no Default or Event of Default (other than, if applicable, a Waived Default) has occurred and is continuing.
Section 5.    Reference to the Effect on the Loan Documents and the Second Out Facility
(a)    As of the Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as modified hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument.
(b)    Except as expressly modified hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.
(c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.
(d)    This Amendment shall be deemed a Loan Document.

(e)    Pursuant to Section 10.05(b) of the Security Agreement, to the extent any provisions of the Credit Agreement amended pursuant to this Amendment are expressly incorporated by reference into the Second Out Facility, such provisions of the Second Out Facility are amended hereby and the effects of this Amendment shall be deemed incorporated by reference into the Second Out Facility.
Section 6.    Consent of Subsidiary Guarantors
Each Subsidiary Guarantor hereby consents to this Amendment and agrees that the terms hereof shall not affect, impair or reduce in any way its obligations, liabilities or liens under the Loan Documents (as amended and otherwise expressly modified hereby), all of which obligations, liabilities and liens shall remain in full force and effect and each of which is hereby reaffirmed (as amended and otherwise expressly modified hereby).

Section 7.    Execution in Counterparts
This Amendment may be executed in any number of counterparts and by different parties in separate counterpart (including by facsimile and electronic mail), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment.
Section 8.    Governing Law
This Amendment shall be governed by and construed in accordance with the law of the State of New York.
Section 9.    Section Titles
The Section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.
Section 10.    Notices
All communications and notices hereunder shall be given as provided in the Credit Agreement.
Section 11.    Severability
The fact that any term or provision of this Amendment is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.
Section 12.    Successors
The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the Lenders, the other parties hereto and their respective successors and assigns.
Section 13.    Waiver of Jury Trial
Each of the parties hereto irrevocably waives trial by jury in any action or proceeding with respect to this Waiver or any other Loan Document.
[Signature Pages Follow]

35899.0519
In Witness Whereof, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

Patriot Coal Corporation,
as Borrower

By:	/s/ Robert L. Mead
Name:	Robert L. Mead
Title:	Vice President & Treasurer

Subsidiary Guarantors:

APPALACHIA MINE SERVICES, LLC
BEAVER DAM COAL COMPANY, LLC
BIG EAGLE, LLC
BIG EAGLE RAIL, LLC
BLACK STALLION COAL COMPANY, LLC
BLUEGRASS MINE SERVICES, LLC
BRODY MINING, LLC
BROOK TROUT COAL, LLC
CATENARY COAL COMPANY, LLC
CENTRAL STATES COAL RESERVES OF KENTUCKY, LLC
CLEATON COAL COMPANY
COAL CLEAN LLC
COAL PROPERTIES, LLC
COAL RESERVE HOLDING LIMITED LIABILITY COMPANY NO. 2
COOK MOUNTAIN COAL COMPANY, LLC
CORYDON RESOURCES LLC
COVENTRY MINING SERVICES, LLC
COYOTE COAL COMPANY LLC
CUB BRANCH COAL COMPANY LLC
DIXON MINING COMPANY, LLC
DODGE HILL HOLDING JV, LLC
DODGE HILL MINING COMPANY, LLC
DODGE HILL OF KENTUCKY, LLC
EASTERN COAL COMPANY, LLC
EASTERN ROYALTY, LLC
EMERALD PROCESSING, L.L.C.
GRAND EAGLE MINING, LLC
HILLSIDE MINING COMPANY
INDIAN HILL COMPANY LLC
INFINITY COAL SALES, LLC
INTERIOR HOLDINGS, LLC
IO COAL LLC
JUPITER HOLDINGS LLC
KANAWHA EAGLE COAL, LLC
KANAWHA RIVER VENTURES I, LLC
KANAWHA RIVER VENTURES II, LLC
KANAWHA RIVER VENTURES III, LLC
KE VENTURES, LLC
LITTLE CREEK LLC
LOGAN FORK COAL COMPANY
MAGNUM COAL COMPANY LLC
MAGNUM COAL SALES LLC
MIDLAND TRAIL ENERGY LLC
MIDWEST COAL RESOURCES II, LLC
NEW TROUT COAL HOLDINGS II, LLC
NEWTOWN ENERGY, INC.
NORTH PAGE COAL CORP.
OHIO COUNTY COAL COMPANY, LLC
PANTHER LLC
PATRIOT BEAVER DAM HOLDINGS, LLC
PATRIOT COAL COMPANY, L.P.
PATRIOT COAL SALES LLC
PATRIOT COAL SERVICES LLC
PATRIOT LEASING COMPANY LLC

PATRIOT MIDWEST HOLDINGS, LLC
PATRIOT RESERVE HOLDINGS, LLC
PATRIOT TRADING LLC
PATRIOT VENTURES LLC
PCX ENTERPRISES, INC.
POND CREEK LAND RESOURCES, LLC
POND FORK PROCESSING LLC
REMINGTON HOLDINGS LLC
REMINGTON II LLC
REMINGTON LLC
RHINO EASTERN JV HOLDING COMPANY LLC
ROBIN LAND COMPANY, LLC
SENTRY MINING, LLC
SNOWBERRY LAND COMPANY
SPEED MINING LLC
TC SALES COMPANY, LLC
THE PRESIDENTS ENERGY COMPANY LLC
THUNDERHILL COAL LLC
TROUT COAL HOLDINGS, LLC
UNION COUNTY COAL CO., LLC
VIPER LLC
WEATHERBY PROCESSING LLC
WILDCAT ENERGY LLC
WILDCAT, LLC
WILL SCARLET PROPERTIES LLC
WINCHESTER LLC
WINIFREDE DOCK LIMITED LIABILITY COMPANY

as Subsidiary Guarantors

Executing this Amendment as an authorized officer of each of the 81 foregoing entities on behalf of and so as to bind the entities named above under the caption “Subsidiary Guarantors"

By:	/s/ Robert L. Mead
Name: Robert L. Mead
Title: Vice President & Treasurer

AFFINITY MINING COMPANY
APOGEE COAL COMPANY, LLC
BLACK WALNUT COAL COMPANY
CHARLES COAL COMPANY, LLC
COLONY BAY COAL COMPANY
DAKOTA LLC
DAY LLC
EASTERN ASSOCIATED COAL, LLC
GATEWAY EAGLE COAL COMPANY, LLC
HERITAGE COAL COMPANY LLC
HIGHLAND MINING COMPANY, LLC
HOBET MINING, LLC
JARRELL'S BRANCH COAL COMPANY
MARTINKA COAL COMPANY, LLC
MOUNTAIN VIEW COAL COMPANY, LLC
PINE RIDGE COAL COMPANY, LLC
RIVERS EDGE MINING, INC.
STERLING SMOKELESS COAL COMPANY, LLC
YANKEETOWN DOCK, LLC

Executing this Amendment as an authorized officer of each of the 19 foregoing entities on behalf of and so as to bind the entities named above under the caption “Subsidiary Guarantors”

By:	/s/ S. Scott Schutzenhofer
Name: S. Scott Schutzenhofer
Title: Vice President & Treasurer

Citibank, N.A.,
as Administrative Agent

By:	/s/ Shane V. Azzara
Name: Shane V. Azzara
Title: Director & Vice President

[Lender signature pages on file with the Administrative Agent]